                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 23, 2004

                        --------------------------------

                          QUANTA CAPITAL HOLDINGS LTD.
             (Exact name of registrant as specified in its charter)

                        --------------------------------

                        Commission File Number: 000-50885

                    BERMUDA                                     N/A
        (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                  Identification No.)

                         1 Victoria Street, Fourth Floor
                                  Hamilton HM11
                                     Bermuda

              (Address of principal executive offices and zip code)

                                  441-294-6350
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

ITEM 7.01 REGULATION FD DISCLOSURE.

     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of
1934, nor shall it be deemed incorporated by reference in any filing under the
Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On August 23, 2004, the Registrant issued a press release regarding hurricane Charley loss estimates. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

                                    EXHIBIT

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press release dated August 23, 2004

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              QUANTA CAPITAL HOLDINGS LTD.

Date: August 23, 2004                             /s/ Tobey J. Russ
                                       ----------------------------------------
                                                    Tobey J. Russ
                                               Chief Executive Officer

                                INDEX TO EXHIBIT
                                ----------------

         Exhibit
         Number            Description
         ------            -----------

         99.1              Press release dated August 23, 2004